NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 78.5%

CME Group Inc.†

180

$

123,480

Comerica, Inc.†

2,650

115,355

FINANCIALS 13.6%

Lehman Brothers Holdings,

Inc.†

1,290

84,418

Bank of America Corp.

57,930

$

2,390,192

E*Trade Financial Corp.*†

19,660

69,793

JPMorgan Chase & Co.

47,320

2,065,518

AvalonBay Communities,

Wells Fargo & Co.†

50,250

1,517,047

Inc.†

680

64,015

American International

AFLAC, Inc.

720

45,094

Group, Inc.

25,330

1,476,739

Total Financials

________

26,807,729

Citigroup, Inc.

49,620

1,460,813

American Express Co.

19,960

1,038,319

Bank of New York Mellon

INFORMATION TECHNOLOGY 12.7%

Corp.

20,090

979,588

Microsoft Corp.

105,650

3,761,140

Morgan Stanley

17,640

936,860

Cisco Systems, Inc.*

83,830

2,269,278

Prudential Financial, Inc.

8,800

818,752

International Business

Travelers Cos, Inc.

13,630

733,294

Machines Corp.

19,180

2,073,358

Goldman Sachs Group, Inc.

3,380

726,869

Hewlett-Packard Co.

36,960

1,865,741

State Street Corp.

8,650

702,380

Apple, Inc.*

8,770

1,737,162

Hartford Financial Services

Google, Inc. — Class A*

2,340

1,618,063

Group, Inc.

7,280

634,743

Intel Corp.

58,450

1,558,277

Loews Corp.

11,840

596,026

Oracle Corp.*

61,640

1,391,831

Wachovia Corp.

15,060

572,732

Texas Instruments, Inc.

26,510

885,434

SunTrust Banks, Inc.†

8,940

558,661

Qualcomm, Inc.

21,910

862,158

Franklin Resources, Inc.†

4,640

530,955

EMC Corp*†

41,040

760,471

ACE Ltd.

8,190

505,978

Applied Materials, Inc.

33,560

596,026

Regions Financial Corp.†

21,150

500,197

Xerox Corp.

29,860

483,433

Lincoln National Corp.

8,590

500,110

eBay, Inc.*

13,640

452,712

ProLogis†

7,610

482,322

Fiserv, Inc.*†

7,710

427,828

Capital One Financial Corp.†

9,600

453,696

Electronic Data Systems

Allstate Corp.

8,630

450,745

Corp.

20,550

426,002

Genworth Financial, Inc. —

KLA-Tencor Corp.†

8,520

410,323

Class A†

17,380

442,321

BMC Software, Inc.*

11,290

402,376

Legg Mason, Inc.†

5,770

422,075

Computer Sciences Corp.*

8,040

397,739

Bear Stearns Cos., Inc.†

4,500

397,125

Novellus Systems, Inc.*†

13,330

367,508

Assurant, Inc.†

5,930

396,717

Dell, Inc.*

14,140

346,571

Torchmark Corp.†

6,230

377,102

Convergys Corp.*

19,270

317,184

Marshall & Ilsley Corp.†

13,930

368,866

Compuware Corp.*

34,140

303,163

Janus Capital Group, Inc.†

10,960

360,036

MEMC Electronic Materials,

U.S. Bancorp†

11,240

356,758

Inc.*

3,270

289,362

Zions Bancorporation†

7,390

345,039

Teradyne, Inc.*

23,660

244,644

M&T Bank Corp.†

4,050

330,359

Tellabs, Inc.*†

36,270

237,206

Safeco Corp.

5,320

296,218

Corning, Inc.

6,240

149,698

Fannie Mae

7,080

283,058

Motorola, Inc.

8,360

134,094

Merrill Lynch & Co., Inc.†

4,990

267,863

Yahoo!, Inc.*

3,360

78,154

KIMCO Realty Corp.†

7,020

255,528

Affiliated Computer Services,

MetLife, Inc.

3,890

239,702

Inc. — Class A*

1,190

53,669

Washington Mutual, Inc.

15,140

206,055

LSI Logic Corp.*

5,560

29,524

Federated Investors, Inc. —

Total Information Technology

________

24,930,129

Class B†

4,960

204,154

SLM Corp.†

6,160

124,062

ENERGY 10.3%

Exxon Mobil Corp.

69,830

6,542,373

Chevron Corp.

28,940

2,700,970

1

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

ConocoPhillips

23,250

$

2,052,975

Burlington Northern Santa Fe

Schlumberger Ltd.

11,280

1,109,614

Corp.

2,110

$

175,615

Occidental Petroleum Corp.

14,270

1,098,647

Deere & Co.

1,750

162,960

Transocean, Inc.†

5,970

854,606

FedEx Corp.†

1,240

110,571

Marathon Oil Corp.

13,840

842,302

Raytheon Co.†

1,070

64,949

Valero Energy Corp.

11,350

794,840

Total Industrials

________

18,724,928

Devon Energy Corp.

8,790

781,519

National-Oilwell Varco, Inc.*

8,440

620,002

HEALTH CARE 9.2%

Noble Corp.

9,020

509,720

Johnson & Johnson, Inc.

30,040

2,003,668

ENSCO International, Inc.†

7,340

437,611

Pfizer, Inc.

69,790

1,586,327

Tesoro Corp.

8,390

400,203

UnitedHealth Group, Inc.

21,320

1,240,824

BJ Services Co.†

15,690

380,639

Merck & Co., Inc.

20,820

1,209,850

Rowan Cos., Inc.†

9,380

370,135

Medtronic, Inc.

19,850

997,859

Smith International, Inc.

4,790

353,742

Wyeth

22,550

996,484

Apache Corp.

990

106,465

WellPoint, Inc.*

10,540

924,674

Noble Energy, Inc.

1,330

105,762

Amgen, Inc.*†

18,570

862,391

Halliburton Co.

2,540

96,291

Schering-Plough Corp.

30,220

805,061

Anadarko Petroleum Corp.

620

40,728

Baxter International, Inc.

13,030

756,391

Baker Hughes, Inc.

190

15,409

Abbott Laboratories

13,120

736,688

Total Energy

________

20,214,553

Aetna, Inc.

11,550

666,781

Thermo Fisher Scientific,

INDUSTRIALS 9.5%

Inc.*

10,570

609,678

General Electric Co.

114,290

4,236,730

Biogen Idec, Inc.*†

7,580

431,454

Boeing Co.

11,650

1,018,909

Coventry Health Care, Inc.*

7,270

430,748

Honeywell International, Inc.

14,390

885,992

Laboratory Corporation of

Caterpillar, Inc.

11,900

863,464

America Holdings*†

5,630

425,234

Emerson Electric Co.

15,050

852,733

AmerisourceBergen Corp.

8,820

395,753

Lockheed Martin Corp.

7,050

742,083

Mylan Laboratories, Inc.

26,790

376,667

General Dynamics Corp.

8,280

736,837

King Pharmaceuticals, Inc.*†

33,500

343,040

Union Pacific Corp.

5,550

697,191

Bristol-Myers Squibb Co.

12,840

340,517

Northrop Grumman Corp.

8,000

629,120

PerkinElmer, Inc.

12,910

335,918

United Technologies Corp.

7,920

606,197

Eli Lilly & Co.

6,020

321,408

United Parcel Service, Inc. —

Watson Pharmaceuticals,

Class B†

8,340

589,805

Inc.*

11,800

320,252

Illinois Tool Works, Inc.†

10,630

569,130

Medco Health Solutions,

CSX Corp.

12,510

550,190

Inc.*

3,140

318,396

Norfolk Southern Corp.

10,870

548,283

Gilead Sciences, Inc.*

4,400

202,444

Eaton Corp.

5,100

494,445

Humana, Inc.*

1,710

128,780

L-3 Communications

Forest Laboratories, Inc.*

2,490

90,761

Holdings, Inc.

4,380

464,017

Zimmer Holdings, Inc.*

1,010

66,812

Parker Hannifin Corp.†

6,070

457,132

C.R. Bard, Inc.†

690

65,412

Cooper Industries Ltd. —

CIGNA Corp.

510

27,402

Class A†

8,100

428,328

Total Health Care

________

18,017,674

Dover Corp.

9,290

428,176

3M Co.

4,960

418,227

CONSUMER DISCRETIONARY 7.3%

Danaher Corp.†

4,250

372,895

Walt Disney Co.

32,950

1,063,626

W.W. Grainger, Inc.

4,150

363,208

Time Warner, Inc.

63,140

1,042,441

Robert Half International, Inc.

12,300

332,592

Viacom, Inc. — Class B*

15,460

679,003

Allied Waste Industries, Inc.*

28,650

315,723

News Corp. — Class A

32,350

662,851

Cummins, Inc.

2,400

305,688

Nike, Inc. — Class B

9,490

609,638

Textron, Inc.

4,260

303,738

Carnival Corp.

12,250

545,002

McDonald's Corp.

9,190

541,383

2

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

CBS Corp.

19,730

$

537,642

Pepsi Bottling Group, Inc.†

9,390

$

370,529

Johnson Controls, Inc.

14,500

522,580

Kraft Foods, Inc. — Class A

9,970

325,321

Comcast Corp. — Class A*

23,520

429,475

Clorox Co.

3,890

253,511

Genuine Parts Co.†

8,530

394,939

Colgate-Palmolive Co.

2,180

169,953

Sherwin-Williams Co.†

6,440

373,778

Walgreen Co.

3,430

130,614

Expedia, Inc.*†

11,760

371,851

Safeway, Inc.

2,510

85,867

AutoZone, Inc.*

3,070

368,124

Tyson Foods, Inc. — Class A

5,040

77,263

Hasbro, Inc.†

13,710

350,702

H.J. Heinz Co.

1,630

76,088

Stanley Works†

7,110

344,693

Molson Coors Brewing Co.

Snap-On, Inc.

7,050

340,092

— Class B

1,380

71,236

IAC/ InterActiveCorp*

12,270

330,308

Costco Wholesale Corp.

780

54,413

RadioShack Corp.†

18,780

316,631

Kimberly-Clark Corp.

590

40,911

Meredith Corp.

5,720

314,486

Total Consumer Staples

________

14,272,066

Big Lots, Inc.*†

19,390

310,046

Polo Ralph Lauren Corp.†

4,930

304,625

TELECOMMUNICATION SERVICES 3.3%

Leggett & Platt, Inc.†

17,140

298,922

AT&T, Inc.

80,550

3,347,658

Harley-Davidson, Inc.†

6,120

285,865

Verizon Communications,

Family Dollar Stores, Inc.†

14,050

270,182

Inc.

39,850

1,741,047

Black & Decker Corp.†

3,780

263,277

American Tower Corp. —

Office Depot, Inc.*

18,900

262,899

Class A*

12,400

528,240

Darden Restaurants, Inc.†

9,430

261,305

CenturyTel, Inc.

8,860

367,336

Brunswick Corp.†

15,230

259,672

Citizens Communications

Home Depot, Inc.

9,610

258,893

Co.†

22,910

291,644

OfficeMax, Inc.†

11,040

228,086

Sprint Nextel Corp.†

16,240

213,231

Target Corp.

4,250

212,500

Total Telecommunication Services

________

6,489,156

Clear Channel

Communications, Inc.

5,960

205,739

Harrah's Entertainment, Inc.

2,240

198,800

UTILITIES 3.0%

DIRECTV Group, Inc.*

7,880

182,186

FPL Group, Inc.

9,400

637,132

Dillard's, Inc. — Class A†

8,900

167,142

Public Service Enterprise

Lowe's Cos., Inc.†

6,950

157,209

Group, Inc.

6,280

616,947

Centex Corp.†

3,880

98,009

Duke Energy Corp.

30,430

613,773

Harman International

FirstEnergy Corp.

7,960

575,827

Industries, Inc.

720

53,071

Edison International

9,500

507,015

Amazon.com, Inc.*†

230

21,307

Consolidated Edison, Inc.

9,550

466,518

Total Consumer Discretionary

________

14,438,980

Pepco Holdings, Inc.

13,110

384,516

DTE Energy Co.

8,480

372,781

Pinnacle West Capital Corp.†

8,430

357,516

CONSUMER STAPLES 7.2%

TECO Energy, Inc.†

20,550

353,666

Procter & Gamble Co.

33,310

2,445,620

Exelon Corp.

4,310

351,868

PepsiCo, Inc.

23,200

1,760,880

Entergy Corp.

2,810

335,851

Altria Group, Inc.

21,180

1,600,784

Dynegy Inc.*

40,230

287,242

Coca-Cola Co.

18,910

1,160,507

Southern Co.†

920

35,650

Wal-Mart Stores, Inc.

22,250

1,057,542

Dominion Resources, Inc.

420

19,929

CVS Corp.

25,610

1,017,998

Total Utilities

________

5,916,231

Anheuser-Busch Cos., Inc.

14,890

779,343

Kroger Co.

20,540

548,623

General Mills, Inc.

9,240

526,680

MATERIALS 2.4%

Kellogg Co.

9,020

472,919

Freeport-McMoRan Copper

Reynolds American, Inc.†

6,660

439,294

& Gold, Inc. — Class B

7,530

771,373

Coca-Cola Enterprises, Inc.†

15,490

403,205

Dow Chemical Co.

18,670

735,971

SUPERVALU, Inc.

10,740

402,965

Alcoa, Inc.

18,990

694,084

3

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

United States Steel Corp.†

4,180

$

505,404

Net Assets – 100.0%

$

196,900,108

Monsanto Co.

3,490

389,798

Unrealized

Pactiv Corp.*

13,610

362,434

Contracts

Gain (Loss)

Sigma-Aldrich Corp.†

6,360

347,256

Futures Contracts Purchased

Hercules, Inc.†

16,870

326,435

March 2008 S&P 500 Index

Bemis Co.†

11,750

321,715

Mini Futures Contracts

E.I. du Pont de Nemours and

(Aggregate Market Value of

Co.

4,190

184,737

Contracts $52,713,375)

715 $

________

333,786

Allegheny Technologies, Inc.

940

81,216

Praxair, Inc.

250

22,178

Air Products & Chemicals,

Units

Inc.

160

15,781

Equity Index Swap Agreements

Sealed Air Corp.

670

15,504

March 2008 S&P 500 Index

Total Materials

________

4,773,886

Swap, Terminating 03/14/08**

(Notional Market Value

Total Common Stocks

$1,305,518)

889 $

(38,080)

(Cost $126,614,811)

154,585,332

________

March 2008 S&P 500 Index

Swap, Terminating 03/28/08**

Face

(Notional Market Value

Amount

$88,140,289)

60,026

(709,091)

(Total Notional Market Value $89,445,806)

$

________

(747,171)

REPURCHASE AGREEMENTS 17.2%

*

Non-Income Producing Security.

Collateralized by U.S. Treasury

**

Price Return based on S&P 500 Index +/- financing at a

Obligations

variable rate.

Mizuho Financial Group, Inc.

†

All or a portion of this security is on loan at December 31,

issued 12/31/07 at 1.40% due

2007.

01/02/08

$

19,273,675

19,273,675

††

All or a portion of this security is pledged as equity index

Lehman Brothers Holdings, Inc.

swap collateral at December 31, 2007.

issued 12/31/07 at 1.00% due

01/02/08††

11,576,754

11,576,754

Morgan Stanley issued

12/31/07 at 1.20% due

01/02/08

2,965,181

________

2,965,181

Total Repurchase Agreements

(Cost $33,815,610)

________

33,815,610

SECURITIES LENDING COLLATERAL 7.5%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

14,770,344

________

14,770,344

Total Securities Lending Collateral

(Cost $14,770,344)

________

14,770,344

Total Investments 103.2%

(Cost $175,200,765)

$

203,171,286

_______

Liabilities in Excess of Other

Assets – (3.2)%

$

(6,271,178)

4